Baird Equity Opportunity Fund
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 99.5%		Shares	Value
Aerospace & Defense - 5.3%
Cadre Holdings, Inc.		92,314	$3,503,316

Building Products - 2.3%
Hayward Holdings, Inc. (a)		98,851	1,516,374

Construction & Engineering - 8.0%
Fluor Corp. (a)		77,540	3,699,433
Valmont Industries, Inc. (b)		5,589	1,620,531
			5,319,964

Consumer Staples Distribution & Retail - 5.1%
Chefs' Warehouse, Inc. (a)		80,884	3,397,937

Diversified Consumer Services - 3.1%
Mister Car Wash, Inc. (a)		316,416	2,059,868

Diversified Telecommunication Services - 1.5%
Globalstar, Inc. (a)		795,937	986,962

Electrical Equipment - 2.0%
Generac Holdings, Inc. (a)(b)		6,572	1,044,159
nVent Electric PLC		4,079	286,591
			1,330,750

Energy Equipment & Services - 3.8%
Oceaneering International, Inc. (a)		81,534	2,027,750
Patterson-UTI Energy, Inc.		59,581	455,795
			2,483,545

Entertainment - 4.4%
Madison Square Garden Sports Corp. (a)		13,989	2,913,349

Financial Services - 10.5%
AvidXchange Holdings, Inc. (a)		349,202	2,832,028
Global Payments, Inc. (b)		15,851	1,623,460
Toast, Inc. - Class A (a)		87,214	2,469,028
			6,924,516

Health Care Equipment & Supplies - 1.8%
Merit Medical Systems, Inc. (a)		12,326	1,218,179

Health Care Providers & Services - 6.7%
HealthEquity, Inc. (a)		25,592	2,094,705
NeoGenomics, Inc. (a)(c)		160,431	2,366,358
			4,461,063

Health Care Technology - 2.5%
Phreesia, Inc. (a)		74,050	1,687,600

Hotels, Restaurants & Leisure - 9.6%
Norwegian Cruise Line Holdings Ltd. (a)		120,817	2,477,957
Sportradar Group AG - Class A (a)		317,935	3,850,193
			6,328,150

Interactive Media & Services - 2.0%
ZoomInfo Technologies, Inc. (a) (b)		128,472	1,325,831

Leisure Products - 3.4%
Clarus Corp.		201,155	905,197
Vista Outdoor, Inc. (a)		33,760	1,322,717
			2,227,914

Machinery - 1.9%
RBC Bearings, Inc. (a)		4,192	1,255,001

Professional Services - 2.9%
SS&C Technologies Holdings, Inc.		26,220	1,945,786

Semiconductors & Semiconductor Equipment - 6.7%
Astera Labs, Inc. (a)		18,365	962,142
Universal Display Corp.		16,650	3,494,835
			4,456,977

Software - 16.0%
BILL Holdings, Inc. (a)		45,586	2,405,117
Clear Secure, Inc. - Class A		84,267	2,792,609
Confluent, Inc. - Class A (a) (b)		16,714	340,631
Gitlab, Inc. - Class A (a)(b)		32,666	1,683,606
NCR Voyix Corp. (a)		249,554	3,386,448
			10,608,411
TOTAL COMMON STOCKS (Cost $56,884,985)			65,951,493

PURCHASED OPTIONS - 0.3%	Notional Amount	Contracts	Value
Call Options - 0.2%(d)(e)			$–
Confluent, Inc., Expiration: 11/15/2024; Exercise Price: $23.00 (b)	$297,548	146	18,980
Global Payments, Inc.		–	$–
Expiration: 01/17/2025; Exercise Price: $110.00 (b)	747,666	73	31,390
Expiration: 01/17/2025; Exercise Price: $120.00 (b)	747,666	73	14,600
VF Corp., Expiration: 11/15/2024; Exercise Price: $20.00	742,140	372	66,588
ZoomInfo Technologies, Inc., Expiration: 12/19/2025; Exercise Price: $12.50 (b)	37,152	36	7,380

Put Options - 0.1%			$–
SPDR S&P 500 ETF, Expiration: 11/15/2024; Exercise Price: $505.00 (d)(e)	18,532,448	323	48,773
TOTAL PURCHASED OPTIONS (Cost $219,274)			187,711

SHORT-TERM INVESTMENTS - 0.6%
Money Market Funds - 0.6%		Shares
First American Government Obligations Fund - Class U, 4.84% (f)		391,175	391,175
TOTAL SHORT-TERM INVESTMENTS (Cost $391,175)			391,175

TOTAL INVESTMENTS - 100.4% (Cost $57,495,434)			66,530,379
Liabilities in Excess of Other Assets - (0.4)%			(263,733)
TOTAL NET ASSETS - 100.0%			$66,266,646

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AG - Aktiengesellschaft
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(c)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of September 30, 2024 is $2,138,750 which represented 3.2% of net assets.
(d)	100 shares per contract.
(e)	Exchange-traded.
(f)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.

Baird Equity Opportunity Fund
Schedule of Written Options
September 30, 2024 (Unaudited)

WRITTEN OPTIONS - (0.2)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.2)%
Generac Holdings, Inc., Expiration: 11/15/2024; Exercise Price: $155.00	$(873,840)	(55)	$(68,750)
Gitlab, Inc., Expiration: 11/15/2024; Exercise Price: $60.00	(484,476)	(94)	(5,452)
Valmont Industries, Inc., Expiration: 12/20/2024; Exercise Price: $250.00	(231,960)	(8)	(36,480)
Total Call Options			(110,682)

Put Options – (0.0)% (c)
Confluent, Inc., Expiration: 01/17/2025; Exercise Price: $15.00	(297,548)	(146)	(9,125)
Gitlab, Inc., Expiration: 11/15/2024; Exercise Price: $35.00	(139,158)	(27)	(1,350)
Global Payments, Inc., Expiration: 01/17/2025; Exercise Price: $85.00	(1,495,332)	(146)	(22,630)
ZoomInfo Technologies, Inc., Expiration: 12/19/2025; Exercise Price: $10.00	(37,152)	(36)	(7,110)
Total Put Options			(40,215)
TOTAL WRITTEN OPTIONS (Premiums received $193,671)			$(150,897)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.
(c)	Represents less than 0.05% of net assets.

Baird Equity Opportunity Fund
Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Baird Equity Opportunity Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$65,951,493	$–	$–	$65,951,493
Purchased Options	180,331	7,380	–	187,711
Money Market Funds	391,175	–	–	391,175
Total Investments	$66,522,999	$7,380	$–	$66,530,379

Liabilities:
Investments:
Written Options	$(96,832)	$(54,065)	$–	$(150,897)
Total Investments	$(96,832)	$(54,065)	$–	$(150,897)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.